Exhibit 99.1

Student Loan Finance Corporation

Noteholders’ Statement Pursuant to Section 5.23 of the Indenture and

     Section 21 of the Servicing Agreement (Unaudited)

Education Loans Incorporated - 1999-1 Indenture

Student Loan Asset-Backed Notes

Series 1999-1, 2000-1, 2001-1, 2002-1 and 2003-1

Report for the Month Ended May 31, 2005

I.	Noteholder Information

A.	Identification of Notes

Series	Description	Cusip #	Due Date
1999-1A	Senior Auction Rate Notes	280907AP1	December 1, 2035
1999-1B	Senior Auction Rate Notes	280907AQ9	December 1, 2035
1999-1C	Subordinate Auction Rate Notes	280907AR7	December 1, 2035
2000-1A	Senior Auction Rate Notes	280907AS5	December 1, 2035
2000-1B	Senior Auction Rate Notes	280907AT3	December 1, 2035
2000-1C	Subordinate Auction Rate Notes	280907AU0	December 1, 2035
2001-1A	Senior Auction Rate Notes	280907AV8	December 1, 2035
2001-1B	Senior Auction Rate Notes	280907AW6	December 1, 2035
2001-1C	Subordinate Auction Rate Notes	280907AX4	December 1, 2035
2002-1A	Senior Auction Rate Notes	280907AY2	December 1, 2035
2002-1B	Senior Auction Rate Notes	280907AZ9	December 1, 2035
2002-1C	Subordinate Auction Rate Notes	280907BA3	December 1, 2035
2003-1A	Senior Auction Rate Notes	280907BB1	December 1, 2035
2003-1B	Senior Auction Rate Notes	280907BC9	December 1, 2035
2003-1C	Senior Auction Rate Notes	280907BD7	December 1, 2035
2003-1D	Subordinate Auction Rate Notes	280907BE5	December 1, 2035

B.	Notification of Redemption Call of Notes

Series	Description	Call Date	Cusip #	Principal Amount
Series 1999-1:
None
Series 2000-1:
None
Series 2001-1:
None
Series 2002-1:
2002-1A	Senior Auction Rate Notes	July 22, 2005	280907AY2	$7,450,000.00
2002-1C	Subordinate Auction Rate Notes	July 1, 2005	280907BA3	700,000.00
Series 2003-1:
2003-1D	Subordinate Auction Rate Notes	July 1, 2005	280907BE5	300,000.00
2003-1B	Senior Auction Rate Notes	July 15, 2005	280907BC9	2,500,000.00

C.	Principal Outstanding - May, 2005

Series	Principal Outstanding, Start of Month	Principal Borrowed During Month	Principal Payments During Month	Principal Outstanding, End of Month
Series 1999-1:
1999-1A	$58,450,000.00	$0.00	$0.00	$58,450,000.00
1999-1B	39,000,000.00	0.00	0.00	39,000,000.00
1999-1C	7,750,000.00	0.00	0.00	7,750,000.00

Total	105,200,000.00	0.00	0.00	105,200,000.00

Series 2000-1:
2000-1A	52,600,000.00	0.00	0.00	52,600,000.00
2000-1B	37,550,000.00	0.00	0.00	37,550,000.00
2000-1C	18,350,000.00	0.00	0.00	18,350,000.00

Total	108,500,000.00	0.00	0.00	108,500,000.00

Series 2001-1:
2001-1A	79,000,000.00	0.00	0.00	79,000,000.00
2001-1B	52,600,000.00	0.00	0.00	52,600,000.00
2001-1C	19,900,000.00	0.00	0.00	19,900,000.00

Total	151,500,000.00	0.00	0.00	151,500,000.00

Series 2002-1:
2002-1A	82,700,000.00	0.00	4,100,000.00	78,600,000.00
2002-1B	75,100,000.00	0.00	0.00	75,100,000.00
2002-1C	23,400,000.00	0.00	0.00	23,400,000.00

Total	181,200,000.00	0.00	4,100,000.00	177,100,000.00

Series 2003-1:
2003-1A	39,700,000.00	0.00	0.00	39,700,000.00
2003-1B	64,300,000.00	0.00	2,700,000.00	61,600,000.00
2003-1C	47,000,000.00	0.00	0.00	47,000,000.00
2003-1D	22,200,000.00	0.00	0.00	22,200,000.00

Total	173,200,000.00	0.00	2,700,000.00	170,500,000.00

Totals	$719,600,000.00	$0.00	$6,800,000.00	$712,800,000.00

D.	Accrued Interest Outstanding - May, 2005

Series	Accrued Interest Outstanding, Start of Month	Interest Accrued During Month	Interest Payments During Month	Accrued Interest Outstanding, End of Month	Interest Rate As Of End Of Month
Series 1999-1:
1999-1A	$20,132.49	$156,824.96	$140,929.44	$36,028.01	3.17%
1999-1B	13,433.33	104,639.17	94,033.33	24,039.17	3.17%
1999-1C	2,841.67	22,022.92	19,891.67	4,972.92	3.30%

Total	36,407.49	283,487.05	254,854.44	65,040.10

Series 2000-1:
2000-1A	33,021.11	119,650.39	92,459.11	60,212.39	3.17%
2000-1B	9,794.29	101,207.68	91,413.39	19,588.58	3.13%
2000-1C	17,330.56	53,194.61	48,525.56	21,999.61	3.32%

Total	60,145.96	274,052.68	232,398.06	101,800.58

Series 2001-1:
2001-1A	172,220.00	218,303.33	200,923.33	189,600.00	3.20%
2001-1B	77,497.33	142,779.78	127,642.67	92,634.44	3.17%
2001-1C	45,106.67	57,516.52	52,624.44	49,998.75	3.35%

Total	294,824.00	418,599.63	381,190.44	332,233.19

Series 2002-1:
2002-1A	14,242.78	219,325.28	199,398.89	34,169.17	3.13%
2002-1B	155,457.00	207,359.44	189,252.00	173,564.44	3.20%
2002-1C	52,325.00	67,990.00	63,700.00	56,615.00	3.35%

Total	222,024.78	494,674.72	452,350.89	264,348.61

Series 2003-1:
2003-1A	55,227.11	108,469.22	96,647.44	67,048.89	3.20%
2003-1B	49,350.25	168,863.86	153,534.11	64,680.00	3.15%
2003-1C	8,225.00	127,618.06	115,150.00	20,693.06	3.17%
2003-1D	49,641.67	64,503.33	60,433.33	53,711.67	3.35%

Total	162,444.03	469,454.47	425,764.88	206,133.62

Totals	$775,846.26	$1,940,268.55	$1,746,558.71	$969,556.10

E.	Net Loan Rates for Next Interest Period

Series	Interest Period Starting Date	Net Loan Rate
Series 1999-1:
1999-1A	20-Jul-05	8.54%
1999-1B	20-Jul-05	8.54%
1999-1C	20-Jul-05	8.33%
Series 2000-1:
2000-1A	14-Jul-05	8.61%
2000-1B	21-Jul-05	8.57%
2000-1C	14-Jul-05	8.34%
Series 2001-1:
2001-1A	30-Jun-05	8.32%
2001-1B	07-Jul-05	8.66%
2001-1C	30-Jun-05	8.01%
Series 2002-1:
2002-1A	22-Jul-05	8.55%
2002-1B	01-Jul-05	8.64%
2002-1C	01-Jul-05	8.45%
Series 2003-1:
2003-1A	08-Jul-05	8.67%
2003-1B	15-Jul-05	8.63%
2003-1C	22-Jul-05	8.51%
2003-1D	01-Jul-05	8.45%

F.	Noteholders’ Carry-Over Amounts - May, 2005

Series	Carry-Over Amounts, Start of Month	Additions During Month	Payments During Month	Carry-Over Amounts, End of Month
Series 1999-1:
1999-1A	$0.00	$0.00	$0.00	$0.00
1999-1B	0.00	0.00	0.00	0.00
1999-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2000-1:
2000-1A	0.00	0.00	0.00	0.00
2000-1B	0.00	0.00	0.00	0.00
2000-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2001-1:
2001-1A	0.00	0.00	0.00	0.00
2001-1B	0.00	0.00	0.00	0.00
2001-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2002-1:
2002-1A	0.00	0.00	0.00	0.00
2002-1B	0.00	0.00	0.00	0.00
2002-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2003-1:
2003-1A	0.00	0.00	0.00	0.00
2003-1B	0.00	0.00	0.00	0.00
2003-1C	0.00	0.00	0.00	0.00
2003-1D	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Totals	$0.00	$0.00	$0.00	$0.00

G.	Noteholders’ Accrued Interest on Carry-Over Amounts - May, 2005

Series	Accrued Interest, Start of Month	Interest Accrued During Month	Interest Payments During Month	Accrued Interest, End of Month
Series 1999-1:
1999-1A	$0.00	$0.00	$0.00	$0.00
1999-1B	0.00	0.00	0.00	0.00
1999-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2000-1:
2000-1A	0.00	0.00	0.00	0.00
2000-1B	0.00	0.00	0.00	0.00
2000-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2001-1:
2001-1A	0.00	0.00	0.00	0.00
2001-1B	0.00	0.00	0.00	0.00
2001-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2002-1:
2002-1A	0.00	0.00	0.00	0.00
2002-1B	0.00	0.00	0.00	0.00
2002-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2003-1:
2003-1A	0.00	0.00	0.00	0.00
2003-1B	0.00	0.00	0.00	0.00
2003-1C	0.00	0.00	0.00	0.00
2003-1D	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Totals	$0.00	$0.00	$0.00	$0.00

II.	Fund Information

A.	Reserve Funds - May, 2005

Amount
Balance, Start of Month	$10,794,000.00
Additions During Month (From Issuance of Notes)	0.00
Less Withdrawals During Month	(45,750.00)

Balance, End of Month	$10,748,250.00

B.	Capitalized Interest Accounts - May, 2005

Amount
Balance, Start of Month	$0.00
Additions During Month (From Issuance of Notes)	0.00
Less Withdrawals During Month	0.00

Balance, End of Month	$0.00

C.	Acquisition Accounts - May, 2005

		Amount
Balance, Start of Month		$39,493.37
Additions During Month:
Acquisition Funds from Note Issuance		0.00
Recycling from Surplus Funds		0.00
Less Withdrawals for Initial Purchase of Eligible Loans:
Principal Acquired		0.00
Accrued Income		0.00
Premiums and Related Acquisition Costs		0.00
Less Withdrawals for Eligible Loans:
Total Principal Acquired	$(5,998.00)
Accrued Interest Acquired	0.00
Origination Fees Charged	179.95
Premiums and Related Acquisition Costs	30.00

Net Costs of Loans Acquired		(5,788.05)

Balance, End of Month		$33,705.32

D.	Alternative Loan Guarantee Accounts - May, 2005

Amount
Balance, Start of Month	$174,775.64
Additions During Month (Initial Purchase of Student Loans)	0.00
Guarantee Fees Received (Refunded) During Month	(5,307.03)
Interest Received During Month	225.53
Other Additions (Transfers) During Month	75,231.35
Less Withdrawals During Month for Default Payments	(165,959.03)

Balance, End of Month	$78,966.46

III.	Student Loan Information

A.	Student Loan Principal Outstanding - May, 2005

Amount
Balance, Start of Month	$675,072,331.95
Initial Purchase of Eligible Loans	0.00
Loans Purchased / Originated	5,998.00
Capitalized Interest	787,880.56
Less Principal Payments Received	(9,636,037.38)
Less Defaulted Alternative Loans Transferred to Guarantee Fund	(446,325.80)
Return of Rehabilitated Alternative Loans that were Previously Defaulted and Transferred	0.00
Less Sale of Loans	0.00
Other Increases (Decreases)	10,572.09

Balance, End of Month	$665,794,419.42

B.	Composition of Student Loan Portfolio as of May 31, 2005

Amount
Aggregate Outstanding Principal Balance	$665,794,419.42
Number of Borrowers	83,688
Average Outstanding Principal Balance Per Borrower	$7,956
Number of Loans (Promissory Notes)	179,070
Average Outstanding Principal Balance Per Loan	$3,718
Weighted Average Interest Rate	4.76%

C.	Distribution of Student Loan Portfolio by Loan Type as of May 31, 2005

Loan Type	Outstanding Principal Balance	Percent
Stafford - Subsidized	$158,797,990.41	23.9%
Stafford - Unsubsidized	116,584,905.20	17.5%
Stafford - Nonsubsidized	6,213.91	0.0%
PLUS	23,104,733.68	3.5%
SLS	44,376.40	0.0%
Consolidation	147,150,344.85	22.1%
Alternative	220,105,854.97	33.1%

Total	$665,794,419.42	100.0%

D.	Distribution of Student Loan Portfolio by Interest Rate as of May 31, 2005

Interest Rate	Outstanding Principal Balance	Percent
Less Than 3.00%	$123,674,375.67	18.6%
3.00% to 3.49%	152,206,207.20	22.9%
3.50% to 3.99%	27,048,986.46	4.1%
4.00% to 4.49%	68,762,413.50	10.3%
4.50% to 4.99%	22,363,306.07	3.4%
5.00% to 5.49%	35,479,868.94	5.3%
5.50% to 5.99%	5,410,992.01	0.8%
6.00% to 6.49%	91,119,644.48	13.7%
6.50% to 6.99%	67,450,955.61	10.1%
7.00% to 7.49%	2,827,537.94	0.4%
7.50% to 7.99%	24,133,316.50	3.6%
8.00% to 8.49%	7,119,332.04	1.1%
8.50% or Greater	38,197,483.00	5.7%

Total	$665,794,419.42	100.0%

E.	Distribution of Student Loan Portfolio by Borrower Payment Status as of May 31, 2005

Borrower Payment Status	Outstanding Principal Balance	Percent
School	$101,069,932.10	15.2%
Grace	40,098,871.67	6.0%
Repayment	401,250,994.26	60.3%
Deferment	98,195,899.42	14.7%
Forbearance	25,178,721.97	3.8%

Total	$665,794,419.42	100.0%

F.	Distribution of Student Loan Portfolio by Delinquency Status as of May 31, 2005

		Percent by Outstanding Balance
Delinquency Status	Outstanding Principal Balance	Excluding School/Grace Status Loans	All Loans in Portfolio
31 to 60 Days	$18,443,867.85	3.5%	2.8%
61 to 90 Days	9,290,223.41	1.8%	1.4%
91 to 120 Days	5,590,820.36	1.1%	0.8%
121 to 180 Days	8,580,368.39	1.6%	1.3%
181 to 270 Days	7,294,582.87	1.4%	1.1%
Over 270 Days	2,456,561.69	0.5%	0.4%
Claims Filed, Not Yet Paid	2,104,993.14	0.4%	0.3%

Total	$53,761,417.71	10.2%	8.1%

G.	Distribution of Student Loan Portfolio by Guarantee Status as of May 31, 2005

Guarantee Status	Outstanding Principal Balance	Percent
FFELP Loan Guaranteed 100%	$487,227.24	0.1%
FFELP Loan Guaranteed 98%	445,201,337.21	66.9%
Alternative Loans Non-Guaranteed	220,105,854.97	33.1%

Total	$665,794,419.42	100.0%

H.	Distribution of Student Loan Portfolio by Guarantee Agency as of May 31, 2005

Guarantee Agency	Outstanding Principal Balance	Percent
Education Assistance Corporation	$348,634,638.45	52.4%
Great Lakes Higher Education Corporation	76,851,569.67	11.5%
California Student Aid Commission	5,593,073.36	0.8%
Student Loans of North Dakota	4,927,590.05	0.7%
Texas GSLC	1,932,756.17	0.3%
Pennsylvania Higher Education Assistance Agency	1,630,457.05	0.2%
United Student Aid Funds, Inc	4,604,598.96	0.7%
Other Guarantee Agencies	1,513,880.74	0.2%
Alternative Loans Non-Guaranteed	220,105,854.97	33.1%

Total	$665,794,419.42	100.0%

I.	Fees and Expenses Accrued For / Through May, 2005

	May, 2005	For The 5 Months Ended May 31, 2005
Servicing Fees	$582,570.12	$2,997,825.60
Treas Mgmt / Lockbox Fees	10,407.66	$47,430.96
Indenture Trustee Fees	15,146.60	$73,778.60
Broker / Dealer Fees	154,546.53	$787,358.31
Auction Agent Fees	9,514.42	$47,878.25
Other Permitted Expenses	0.00	$0.00

Total	$772,185.33	$3,954,271.72

J.	Ratio of Assets to Liabilities as of May 31, 2005

Amount
Assets
Reserve Funds	$10,748,250.00
Capitalized Interest Accounts	0.00
Acquisition Accounts	33,705.32
Revenue Fund Income Accounts	0.00
Surplus Accounts	5,831,511.28
Other Investments	7,545,727.67
Borrower Repayment Account	10,278,520.50
Due from Subservicers	657,873.27
Student Loan Principal Outstanding	665,794,419.42
Less Defaulted Loans Not Covered by Guarantee Fund	(168,287.60)
Unamortized Student Loan Acquisitions Costs	8,027,567.37
Accrued Earnings on Student Loans and Investments	15,514,456.53
Unamortized Cost of Debt Issuance	4,441,901.41
Other Assets	23.72

Total Indenture Assets	$728,705,668.89

Liabilities
Notes Payable	$712,800,000.00
Accrued Interest Payable	969,556.10
Accrued Liabilities	715,951.75

Total Indenture Liabilities	$714,485,507.85

Asset to Liability Ratio	101.99%

K.	Senior and Subordinate Percentages as of May 31, 2005

Amount
Aggregate Values	$728,705,668.89

Senior Notes Outstanding Plus Accrued Interest	621,982,258.07

All Notes Outstanding Plus Accrued Interest	713,769,556.10

Dividend Prerequisites:
Senior Percentage (Requirement = 112%)	117.16%

Subordinate Percentage (Requirement = 102%)	102.09%

Available for Dividend - Excess (Shortage) Over Dividend Prerequisites	$660,721.67

L.	Dividends Paid Through May 31, 2005

	May, 2005	For The 5 Months Ended May 31, 2005
Dividends Paid	$575,000.00	$6,473,000.00